EXHIBIT 99.1
Press Release www.shire.com

Notification of major interests in shares

January 26, 2010 - Shire plc (LSE: SHP, NASDAQ: SHPGY)

1. Identity of the issuer or the underlying issuer of existing shares to which voting rights are attached:

Shire plc

2. Reason for the notification	State Yes/No
An acquisition or disposal of voting rights	Yes
An acquisition or disposal of qualifying financial instruments which may result in the acquisition of shares already issued to which voting rights are attached	No
An acquisition or disposal of instruments with similar economic effect to qualifying financial instruments	No
An event changing the breakdown of voting rights	No
Other (please specify):	No

3. Full name of person(s) subject to the notification obligation:	Invesco Limited
4. Full name of shareholder(s) (if different from 3.):	N/A
5. Date of the transaction (and date on which the threshold is crossed or reached if different):	21 January 2010
6. Date on which issuer notified:	22 January 2010
7. Threshold(s) that is/are crossed or reached:	Below 3%
8. Notified details:

A: Voting rights attached to shares

Class/type of shares if possible using the ISIN CODE	Situation previous to the Triggering transaction		Resulting situation after the triggering transaction
	Number of Shares	Number of Voting Rights	Number of shares	Number of voting rights		% of voting rights
				Direct	Indirect	Direct	Indirect
Ord 5p Shares and ADR’s 3:1 JE00B2QKY057	17,479,662	17,479,662	N/A	N/A	16,095,485	N/A	2.86%

B: Qualifying Financial Instruments

Resulting situation after the triggering transaction

Type of financial instrument	Expiration date	Exercise/Conversion Period/ Date	Number of voting rights that may be acquired if the instrument is exercised/converted	% of voting rights

C: Financial Instruments with similar economic effect to Qualifying Financial Instruments
Resulting situation after the triggering transaction

Type of financial instrument	Exercise price	Expiration date	Exercise/ Conversion period	Number of voting rights instrument refers to	% of voting rights
					Nominal	Delta

Total (A+B+C)
Number of voting rights	% of voting rights
16,095,485	2.86

9. Chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held, if applicable:

Invesco Trimark Ltd & AiM Advisors – 2,004,101
AiM Advisors Inc. – 9,269,548
AiM Capital Management Inc. – 1,218,698
Invesco Trimark Limited (Canada) – 131,000
Invesco Taiwan Limited – 6,400
Invesco Asset Management Limited – 10,959
Invesco GT Management S.A Lux & AiM Capital Management Inc. – 129,682
Invesco PowerShares Capital Management Ireland – 315
Invesco PowerShares Capital Management LLC – 2,564
ADR’s 3,322,218

Proxy Voting: 10. Name of the proxy holder:	N/A
11. Number of voting rights proxy holder will cease to hold:	N/A
12. Date on which proxy holder will cease to hold voting rights:	N/A

13. Additional information:
14. Contact name:	Samantha Edwards
15. Contact telephone number:	01491 416381

Contact at Shire plc: Tony Guthrie, Deputy Company Secretary, 01256 894746

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Eric Rojas (North America)	+1 617 551 9715

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty biopharmaceutical company that focuses on meeting the needs of the specialist physician.  Shire focuses its business on attention deficit hyperactivity disorder (ADHD), human genetic therapies (HGT) and gastrointestinal (GI) diseases as well as opportunities in other therapeutic areas to the extent they arise through acquisitions.  Shire’s in-licensing, merger and acquisition efforts are focused on products in specialist markets with strong intellectual property protection and global rights.  Shire believes that a carefully selected and balanced portfolio of products with strategically aligned and relatively small-scale sales forces will deliver strong results.

For further information on Shire, please visit the Company’s website: www.shire.com.